UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2022, we held our annual meeting of shareholders. A total of 1,194,760,284 shares of our Class A Common Stock, or 86.38% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.

Our shareholders elected 10 directors to each serve a one-year term until our 2023 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

		For	Against	Abstain	Broker Non-Votes
a.	Lewis W.K. Booth	1,050,977,289	12,152,693	3,633,146	127,997,156
b.	Charles E. Bunch	1,032,463,180	17,454,347	16,845,601	127,997,156
c.	Ertharin Cousin	1,060,114,176	3,154,817	3,494,135	127,997,156
d.	Lois D. Juliber	1,031,234,168	32,201,186	3,327,774	127,997,156
e.	Jorge S. Mesquita	1,054,130,275	9,180,236	3,452,617	127,997,156
f.	Jane Hamilton Nielsen	1,058,228,203	5,169,588	3,365,337	127,997,156
g.	Christiana S. Shi	1,052,938,546	10,399,559	3,425,023	127,997,156
h.	Patrick T. Siewert	1,042,836,087	20,305,691	3,621,350	127,997,156
i.	Michael A. Todman	1,045,576,303	17,478,529	3,708,296	127,997,156
j.	Dirk Van de Put	1,001,550,715	56,910,967	8,301,446	127,997,156

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
968,623,775	66,962,400	31,176,953	127,997,156

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2022, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,139,361,521	51,643,152	3,755,611	-0-

4.	Our shareholders did not approve a shareholder proposal to conduct and publish a racial equity audit, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
510,496,129	539,168,021	17,098,978	127,997,156

5.	Our shareholders did not approve a shareholder proposal to require an independent chair of the board, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
255,731,459	735,466,461	75,565,208	127,997,156

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President & Chief Counsel, Corporate Secretary

Date: May 20, 2022